UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Sierra Point Parkway, Suite 200
Brisbane, California		94005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 484-0899

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 25, 2025, Day One Biopharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2024. A copy of the press release is attached as Exhibit 99.1 to this report. A copy of the Company’s presentation with respect to its financial results for the quarter and year ended December 31, 2024 is attached as Exhibit 99.2 to this report.

Item 7.01 Regulation FD Disclosure.

On February 25, 2025, the Company updated its corporate presentation. A copy of the updated presentation is attached as Exhibit 99.3 to this report.

The information in this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Current Report on Form 8-K and in the accompanying Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release issued by Day One Biopharmaceuticals, Inc. regarding its financial results for the quarter and year ended December 31, 2024, dated February 25, 2025.

99.2	Financial Results Presentation.

99.3	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date:	February 25, 2025	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A. Chief Operating Officer and Chief Financial Officer